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                                                                    EXHIBIT (23)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in Registration Statements Nos. 2-64351, 2-98660, 33-29442, 33-44282, 33-44283, 33-44284 and 33-49819 on Form
S-8, and Nos. 33-62300 and 33-57135 on Form S-3, of our report dated February 13, 1995, appearing in this Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1994.

Deloitte & Touche LLP
Minneapolis, Minnesota
March 28, 1995

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